October 6, 2004

DREYFUS PREMIER INTERNATIONAL GROWTH FUND

Supplement to Prospectus dated March 1, 2004

     At a meeting of the Board of Directors held on October 6, 2004, the Board approved a proposal to terminate Newton Investment Management Limited as sub-investment adviser, and replaced the Fund’s portfolio manager with Remi J. Browne, an employee of Dreyfus since June, 2003. Mr. Browne is also a senior vice president of The Boston Company Asset Management, LLC an affiliate of Dreyfus, where he has been employed since 2003. Mr. Browne was formerly a senior vice president and chief investment officer of international equities at Standish Mellon Asset Management Company, LLC also an affiliate of Dreyfus, from 1996 to 2003.